Exhibit 10.7

EXECUTION COPY

FIRST AMENDMENT dated as of February 23, 2010 (this “Amendment”), to the Credit Agreement dated as of November 19, 2009 (the “Credit Agreement”), among SKYPE GLOBAL S.ÀR.L. (formerly known as Springboard Group S.àr.l.) (“Holdings”), SPRINGBOARD FINANCE, L.L.C. (the “Borrower”), the Lenders from time to time party thereto (the “Lenders”), and JPMORGAN CHASE BANK, N.A., as administrative agent (in such capacity, the “Administrative Agent”).

A. The Borrower has requested an amendment to the Credit Agreement that, among other things, (i) would increase the amount of Term Loans to an aggregate principal amount of $775,000,000, comprised of (a) a tranche of Term Loans denominated in U.S. dollars in an aggregate principal amount of $591,332,500 (the “New Dollar Term Loans”) and (b) a tranche of Term Loans denominated in Euros in an aggregate principal amount of €135,000,000 (the “Euro Term Loans” and, together with the New Dollar Term Loans, the “New Term Loans”) and (ii) would effect other modifications to the Credit Agreement, as set forth herein. The aggregate principal amount of the New Term Loans in excess of the existing aggregate principal amount of the Term Loans (such existing Term Loans, the “Original Dollar Term Loans”) is referred to herein as the “Incremental Term Loans”.

B. Each Person party hereto whose name is set forth on Schedule 2.01 hereto under the heading “Dollar Term Lenders” (each such Person who is a Lender prior to the effectiveness of this Amendment, a “Continuing Dollar Term Lender”; each such Person who is not a Continuing Dollar Term Lender, an “Additional Dollar Term Lender”; and each Continuing Dollar Term Lender and Additional Dollar Term Lender, a “New Dollar Term Lender”) has agreed to provide a Dollar Term Commitment in an amount set forth opposite its name on such Schedule (or to convert its Original Dollar Term Loans in such principal amount into New Dollar Term Loans (such converted New Dollar Term Loans, the “Converted Dollar Term Loans”)), and each Person party hereto whose name is set forth on Schedule 2.01 hereto under the heading “Euro Term Lenders” (each such Person who is a Lender prior to the effectiveness of this Amendment, a “Continuing Euro Term Lender”; each such Person who is not a Continuing Euro Term Lender, an “Additional Euro Term Lender”; and each Continuing Euro Term Lender and each Additional Euro Term Lender, a “Euro Term Lender”) has agreed to provide a Euro Term Loan Commitment in an amount set forth opposite its name on such Schedule (or to convert its Original Dollar Term Loans in such principal amount into Euro Term Loans (such converted Euro Term Loans, the “Converted Euro Term Loans”, and any such conversion of Original Dollar Term Loans into New Dollar Term Loans or Euro Term Loans being referred to herein as a “Conversion”)). Any Lender prior to the effectiveness of this Amendment who is not a New Dollar Term Lender or a Euro Term Lender is referred to herein as an “Exiting Lender”.

C. In order to effect the foregoing, the Company and the other parties hereto desire to amend, as of the Amendment Effective Date, the Credit Agreement and to enter into certain other agreements herein, in each case subject to the terms and conditions set forth herein.

Accordingly, in consideration of the foregoing and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Defined Terms. Capitalized terms used herein and not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

SECTION 2. Amendment of the Credit Agreement. Effective as of the Amendment Effective Date:

(a) Each reference to “Springboard Group S.àr.l.” and “Springboard Group S.àr.l. (formerly known as SLP III Cayman DS IV Holdings S.à r.l.)” in the Credit Agreement shall be amended to refer to “Skype Global S.àr.l. (formerly known as Springboard Group S.àr.l.)”.

(b) The cover page to the Credit Agreement shall be amended to list Goldman Sachs Credit Partners L.P., as “Joint Lead Arranger, Joint Bookrunner and Documentation Agent” in the appropriate location.

(c) The last sentence in the definition of “Alternate Base Rate” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“Notwithstanding the foregoing, the Alternate Base Rate will be deemed to be 3.00% per annum if the Alternate Base Rate calculated pursuant to the foregoing provisions would otherwise be less than 3.00% per annum.”

(d) Clause (a) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“(a)(i) with respect to any Dollar Term Loan, (A) 4.00% per annum, in the case of an ABR Loan, or (B) 5.00% per annum, in the case of a Eurocurrency Loan and (ii) with respect to any Euro Term Loan, (A) 4.50% in the case of an ABR Loan, or (B) 5.50% per annum, in the case of a Eurocurrency Loan, and”.

(e) Clause (b) of the definition of “Applicable Rate” in Section 1.01 of the Credit Agreement is amended by:

(i) replacing the text “ABR Loan or Eurocurrency Loan that is a Revolving Loan, the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurocurrency Spread”, as the case may be” with the following text:

“ABR Loan or Eurocurrency Loan (other than a Term Loan) or any Base Rate Loan, the applicable rate per annum set forth below under the caption “ABR Spread” or “Eurocurrency/Base Rate Spread”, as the case may be”; and

(ii) adding after the text “Eurocurrency” in the first row in the chart therein, the text “/Base Rate”.

(f) The definition of “Base Rate” in Section 1.01 of the Credit Agreement is amended by adding at the end thereof the text “Notwithstanding the foregoing, the Base Rate with respect to Swingline Loans denominated in Euros or Sterling, will be deemed to be 2.00% per annum if the Base Rate determined pursuant to this definition would otherwise be less than 2.00% per annum.”

(g) the definition of “Class” in Section 1.01 of the Credit Agreement is amended by:

(i) adding the text “Euro Term Loans,” before the text “Other Term Loans” in clause (a) thereof; and

(ii) adding the text “, Euro Term Commitment” before the text “or Other Term Commitment” in clause (b) thereof.

(h) Clause (a) in the definition of “Commitment” in Section 1.01 of the Credit Agreement is amended by adding the text “Euro Term Commitment,” before the text “Other Term Commitment”.

(i) The definition of “Dollar Term Commitment” in Section 1.01 of the Credit Agreement is amended and restated in its entirety to read as follows:

“Dollar Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Dollar Term Loan hereunder on the First Amendment Effective Date (including pursuant to a Conversion of Original Dollar Term Loans of such Lender), expressed as an amount representing the maximum principal amount of the Dollar Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to an Assignment and Assumption. The amount of each Lender’s Dollar Term Commitment as of the First Amendment Effective Date is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Dollar Term Commitment, as the case may be.

(j) The definition of “Dollar Term Loans” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“Dollar Term Loans” means (a) Loans made pursuant to clause (a)(i) of Section 2.01 and (b) Converted Dollar Term Loans.

(k) The definition of “Joint Bookrunners” in Section 1.01 of the Credit Agreement is amended by adding at the end thereof the text “and, solely with respect to the Term Loans, Goldman Sachs Credit Partners L.P.”.

(l) The last sentence in the definition of “LIBO Rate” in Section 1.01 of the Credit Agreement is amended to read in its entirety as follows:

“Notwithstanding the foregoing, the LIBO Rate in respect of any applicable Interest Period will be deemed to be 2.00% per annum if the LIBO Rate for such Interest Period calculated pursuant to the foregoing provisions would otherwise be less than 2.00% per annum.”

(m) The definition of “Prepayment Event” in Section 1.01 of the Credit Agreement is amended by:

(i) deleting clause (b) in its entirety; and

(ii) re-designating clause (c) thereof as clause (b).

(n) The definition of “Revolving Loan” in Section 1.01 of the Credit Agreement is amended to replace the text “clause (c)” with “clause (b)”.

(o) The definition of “Revolving Maturity Date” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“Revolving Maturity Date” means February 23, 2014.”

(p) The definition of “Security Documents” in Section 1.01 of the Credit Agreement is amended by adding the text “, the Reaffirmation Agreement, each deed or letter of confirmation executed in connection with the First Amendment” after the text “Mortgages”.

(q) The definition of “Term Commitments” in Section 1.01 of the Credit Agreement is amended by adding the text “and the Euro Term Commitments” at the end thereof.

(r) The definition of “Term Lenders” in Section 1.01 of the Credit Agreement is amended by adding the text “and the Euro Term Lenders” at the end thereof.

(s) The definition of “Term Loans” in Section 1.01 of the Credit Agreement is amended by adding “and the Euro Term Loans” at the end thereof.

(t) The definition of “Term Maturity Date” in Section 1.01 of the Credit Agreement is amended in its entirety to read as follows:

“Term Maturity Date” means February 23, 2015.

(u) Section 1.01 of the Credit Agreement is further amended by adding the following definitions in the appropriate alphabetical order:

“Additional Dollar Term Lender” has the meaning assigned to such term in the First Amendment.

“Additional Euro Term Lender” has the meaning assigned to such term in the First Amendment.

“Continuing Dollar Term Lender” has the meaning assigned to such term in the First Amendment.

“Continuing Euro Term Lender” has the meaning assigned to such term in the First Amendment.

“Conversion” has the meaning assigned to such term in the First Amendment.

“Converted Dollar Term Loans” has the meaning assigned to such term in the First Amendment.

“Converted Euro Term Loans” has the meaning assigned to such term in the First Amendment.

“Euro Term Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make a Euro Term Loan hereunder on the First Amendment Effective Date (including pursuant to a Conversion of Original Dollar Term Loans of such Lender), expressed as an amount representing the maximum principal amount of the Euro Term Loan to be made by such Lender hereunder, as such commitment may be (a) reduced from time to time pursuant to Section 2.08 and (b) reduced or increased from time to time pursuant to assignments by or to such Lender pursuant to an Assignment and Assumption. The amount of each Lender’s Euro Term Commitment as of the First Amendment Effective Date is set forth on Schedule 2.01 or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Euro Term Commitment, as the case may be.

“Euro Term Lender” means a Lender with a Euro Term Commitment or an outstanding Euro Term Loan.

“Euro Term Loans” means (a) Loans made pursuant to clause (a)(ii) of Section 2.01 and (b) Converted Euro Term Loans.

“First Amendment” means the First Amendment, dated as of February 23, 2010, to this Agreement, among Holdings, the Borrower, the Lenders party thereto and the Administrative Agent.

“First Amendment Effective Date” means the “Amendment Effective Date” as defined in the First Amendment.

“Incremental Term Loans” has the meaning assigned to such term in the First Amendment.

“Original Dollar Term Loans” has the meaning assigned to such term in the First Amendment.

“Reaffirmation Agreement” means a Reaffirmation Agreement dated the First Amendment Effective Date, among Holdings, the Borrower, certain Subsidiaries and the Administrative Agent, in form and substance reasonably acceptable to the Administrative Agent, as the same may be amended, restated, supplemented or otherwise modified from time to time.

“Repricing Prepayment” means, with respect to any Term Lender following the First Amendment Effective Date, the amount of principal of the Term Loans of such Lender that is prepaid by the Borrower pursuant to Section 2.11 substantially concurrently with the incurrence by Holdings, the Borrower or any Subsidiary of new loans or other Indebtedness incurred for the primary purpose of repaying, refinancing, substituting or replacing the Term Loans of any Class, in whole or in part, and having an effective interest cost or weighted average yield (as determined by the Administrative Agent consistent with generally accepted financial practice) that is less than the Applicable Rate for or weighted average yield (as determined by the Administrative Agent on the same basis) of the Term Loans of such Class, including without limitation, as may be effected through any new or additional loans under this Agreement or by an amendment of any provisions of this Agreement relating to the Applicable Rate for, or weighted average yield of, the Term Loans of such Class (which shall, for purposes of this definition, be deemed a Repricing Prepayment in respect of such Term Loans of such Class).

“Seller Note Repayment” means (a) the prepayment in full of the Seller Note (including any unpaid interest accrued thereon) with the proceeds of the Incremental Term Loans and cash on hand of the Target Group and (b) the payment of a dividend by the Borrower to the Seller Note Issuer in an amount necessary to provide the Seller Note Issuer with funds sufficient to effect such repayment, in each case as contemplated by the First Amendment. Following such prepayment in clause (a), the Seller Note shall be terminated and references to Permitted Refinancing of the Seller Note in this Agreement and references to the Seller Note Issuer in the definition of Change in Control and IPO Entity and in Sections 5.04 and 6.03 shall be deemed deleted and shall no longer apply.

(v) Clause (a) of Section 2.01 of the Credit Agreement is amended in its entirety to read as follows:

“(a)(i) to make (including pursuant to a Conversion) a Dollar Term Loan to the Borrower on the First Amendment Effective Date denominated in dollars in a principal amount not exceeding its Dollar Term Commitment and (ii) to make (including pursuant to a Conversion) a Euro Term Loan to the Borrower on the First Amendment Effective Date denominated in Euro in a principal amount not exceeding its Euro Term Commitment and”;

(w) Clause (b)(i) of Section 2.03 of the Credit Agreement is hereby amended in its entirety to read as follows:

“whether the requested Borrowing is to be a Revolving Borrowing, a Dollar Term Borrowing, a Euro Term Borrowing or a Borrowing of any other Class (specifying the Class thereof);”

(x) Clause (i) of Section 2.08(a) of the Credit Agreement is hereby amended in its entirety to read as follows:

“(i) the Dollar Term Commitments and Euro Term Commitments shall terminate at 5:00 p.m., New York City time, on the First Amendment Effective Date and”.

(y) Clause (a) of Section 2.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

“(a)(i) Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Dollar Term Borrowings denominated in dollars on each date set forth below in the principal amount of Dollar Term Loans equal to (A) the aggregate outstanding principal amount of Dollar Term Loans immediately after closing on the First Amendment Effective Date multiplied by (B) the percentage set forth below opposite such date:

Date	Dollar Term Loan Repayment Amount
June 30, 2010	1.25%
September 30, 2010	1.25%
December 31, 2010	1.25%
March 31, 2011	1.25%
June 30, 2011	1.25%
September 30, 2011	1.25%
December 30, 2011	1.25%
March 30, 2012	1.25%
June 29, 2012	1.25%
September 28, 2012	1.25%
December 31, 2012	1.25%
March 29, 2013	1.25%
June 28, 2013	2.50%
September 30, 2013	2.50%
December 30, 2013	2.50%
March 31, 2014	2.50%
June 30, 2014	18.75%
September 30, 2014	18.75%
December 31, 2014	18.75%
Term Maturity Date	18.75%

(ii) Subject to adjustment pursuant to paragraph (c) of this Section, the Borrower shall repay Euro Term Borrowings denominated in euro on each date set forth below in the principal amount of Euro Term Loans equal to (A) the aggregate outstanding principal amount of Euro Term Loans immediately after closing on the First Amendment Effective Date multiplied by (B) the percentage set forth below opposite such date:

Date	Euro Term Loan Repayment Amount
June 30, 2010	1.25%
September 30, 2010	1.25%
December 31, 2010	1.25%
March 31, 2011	1.25%
June 30, 2011	1.25%
September 30, 2011	1.25%
December 30, 2011	1.25%
March 30, 2012	1.25%
June 29, 2012	1.25%
September 28, 2012	1.25%
December 31, 2012	1.25%
March 29, 2013	1.25%
June 28, 2013	2.50%
September 30, 2013	2.50%

Date	Euro Term Loan Repayment Amount
December 30, 2013	2.50%
March 31, 2014	2.50%
June 30, 2014	18.75%
September 30, 2014	18.75%
December 31, 2014	18.75%
Term Maturity Date	18.75%

(z) Section 2.11(c) of the Credit Agreement is amended by:

(i) replacing the text “clause (c)” with the text “clause (b)”; and

(ii) deleting the text “(i) in the case of a Prepayment Event described in clause (b) of the definition of the term “Prepayment Event”, 50% of the amount of such Net Proceeds and (ii) in the case of all other Prepayment Events,”.

(aa) The second sentence of Section 2.11(e) of the Credit Agreement is amended in its entirety to read as follows:

“In the event of any mandatory prepayment of Term Borrowings made at a time when Term Loan Borrowings of more than one Class remain outstanding, the Borrower shall select Term Loan Borrowings to be prepaid so that the aggregate amount of such prepayment is allocated between Dollar Term Loan Borrowings and Euro Term Loan Borrowings (and, to the extent provided in the Refinancing Amendment for any Class of Other Term Loans, the Borrowings of such Class) pro rata based on the aggregate principal amount of outstanding Borrowings of each such Class, provided that any Term Lender (and, to the extent provided in the Refinancing Amendment for any Class of Other Term Loans, any Lender that holds Other Term Loans of such Class) may elect, by notice to the Administrative Agent by telephone (confirmed by facsimile) at least one Business Day prior to the prepayment date, to decline all or any portion of any prepayment of its Term Loans or Other Term Loans of any such Class pursuant to this Section (other than an optional prepayment pursuant to paragraph (a) of this Section, which may not be declined), in which case the aggregate amount of the prepayment that would have been applied to prepay Term Loans or Other Term Loans of any such Class but was so declined shall be retained by the Borrower.”

(bb) Article II of the Credit Agreement is amended by adding at the end thereof a new Section 2.23 as follows:

“SECTION 2.23. Term Loan Repricing Protection. In the event that, prior to the first anniversary of the First Amendment Effective Date, any Term Lender receives a Repricing Prepayment, then, at the time thereof, the Borrower shall pay to such Term Lender a prepayment premium equal to 1.0% of the amount of such Refinancing Prepayment.”

(cc) Section 5.10 of the Credit Agreement is amended and restated in its entirety to read as follows:

“SECTION 5.10. Use of Proceeds and Letters of Credit. The proceeds of the Term Loans, together with cash on hand of the Target Group, will be used on the First Amendment Effective Date to repay in full the Original Dollar Term Loans outstanding on such date (after giving effect to any Conversions thereof), including payment of all unpaid fees or interest accrued with respect thereto, and to consummate the Seller Note Repayment. The proceeds of Revolving Loans drawn on the Effective Date were used to pay the Transaction Costs (including any upfront fees payable in respect of the Term Loans on the Effective Date). The proceeds of the Revolving Loans and Swingline Loans drawn after the Effective Date will be used only for general corporate purposes (including Permitted Acquisitions). Letters of Credit will be used only for general corporate purposes.”

(dd) Section 5.13 of the Credit Agreement is amended by adding at the beginning thereof the text “Prior to the Seller Note Repayment,” and by adding at the end thereof the text “For the avoidance of doubt, upon consummation of the Seller Note Repayment, the provisions of this Section shall no longer remain in effect for purposes of this Agreement or any other Loan Document”.

(ee) Section 6.03(d) of the Credit Agreement is amended by:

(i) adding after the text “Permitted Investments” therein, the text “, loans and advances made by Holdings or any Intermediate Parent under Section 6.04(b)”; and

(ii) deleting the text “and, in the case of any Intermediate Parent,” therein.

(ff) The proviso at the end of Section 6.04(b)(ii) of the Credit Agreement is amended by adding after the text “loans and advances” therein, the text “made in cash to such Person”.

(gg) The proviso at the end of Section 6.05 of the Credit Agreement is amended by adding after the text “6.05(c)” the text “, 6.05(d)”.

(hh) Section 6.08(a) of the Credit Agreement is amended by:

(i) adding the text “but not including any loans or advances made pursuant to Section 6.04(b)” at the end of the first parenthetical in clause (vii)(E)(B)(1) thereof;

(ii) deleting “and” from the end of clause (viii) thereof and replacing the “.” at the end of clause (ix) with “; and”; and

(iii) adding a new clause (x) at the end thereof as follows:

“(x) Restricted Payments made by the Borrower to the Seller Note Issuer on the First Amendment Effective Date to consummate the Seller Note Repayment.”

(ii) Section 6.08(b) of the Credit Agreement is amended by:

(i) deleting “and” from the end of clause (iii) thereof and replacing the “.” at the end of clause (iv) with “; and”; and

(ii) adding a new clause (v) at the end thereof as follows:

“(v) payments made by the Seller Note Issuer on the First Amendment Effective Date to consummate the Seller Note Repayment.”

(jj) Paragraph (o) of Section 7.01 of the Credit Agreement is amended by adding at the beginning thereof the text “prior to the Seller Note Repayment,” and by adding at the end thereof the text “(for the avoidance of doubt, upon consummation of the Seller Note Repayment, the provisions of this paragraph shall no longer remain in effect for purposes of this Agreement or any other Loan Document)”.

(kk) The last paragraph of Article VIII of the Credit Agreement is amended by adding at the end thereof the text “, including under Section 9.03, fully as if named as an indemnitee or indemnified person therein and irrespective of whether the indemnified losses, claims, damages, liabilities and/or related expenses arise out of, in connection with or as a result of matters arising prior to, on or after the effective date of any Loan Document”.

(ll) Section 9.04(g) of the Credit Agreement is amended by deleting the text “(i)” and “and” at the end of clause (i) and deleting clause (ii) thereof in its entirety.

(mm) Schedule 2.01 to the Credit Agreement is hereby amended and restated in its entirety to reflect the information in Schedule 2.01 attached hereto.

SECTION 3. Concerning the Term Lenders. (a) On the Amendment Effective Date, each Additional Dollar Term Lender shall become a Lender under the Credit Agreement and shall have all the rights and obligations of a Lender holding a Dollar Term Loan Commitment (or, following the making of a New Dollar Term Loan, such New Dollar Term Loan) thereunder. Without limiting the foregoing, each Additional Dollar Term Lender shall have a Dollar Term Loan Commitment under the Credit Agreement in an amount set forth opposite its name under the heading “Dollar Term Lenders” on Schedule 2.01 hereto.

(b) On the Amendment Effective Date, each Continuing Dollar Term Lender shall continue to be a Lender under the Credit Agreement and shall (i) fund New Dollar Term Loans or (ii) if such Lender has given the Administrative Agent at least two Business Days’ notice that it desires to convert all or a portion of its Original Dollar Term Loans into Converted Dollar Term Loans, Convert Original Dollar Term Loans into New Dollar Term Loans in a principal amount equal to all or such portion of its Original Dollar Term Loans (or in such lesser principal amount as set forth for such Lender on Schedule 2.01 attached hereto), so that the aggregate principal amounts of such funded New Dollar Term Loans and Converted Dollar Term Loans equals the Dollar Term Loan Commitment of such Lender. Without limiting the foregoing, each Continuing Dollar Term Lender shall have a commitment to fund New Dollar Term Loans or acquire by Conversion Converted Dollar Term Loans in the amounts set forth opposite its name under the heading “Dollar Term Lenders” on Schedule 2.01 hereto. Each party hereto acknowledges and agrees that notwithstanding any such Conversion, each such Continuing Dollar Term Lender shall be entitled to receive payment on the Amendment Effective Date of the unpaid fees and interest accrued to such date with respect to all its Original Dollar Term Loans.

(c) On the Amendment Effective Date, each Additional Euro Term Lender shall become a Lender under the Credit Agreement as amended by this Amendment and shall have all the rights and obligations of a Lender holding a Euro Term Loan Commitment (or, following the making of a Euro Term Loan, such Euro Term Loan) thereunder. Without limiting the foregoing, each Euro Term Lender shall have a Euro Term Loan Commitment under the Credit Agreement as amended by this Amendment in an amount set forth opposite its name under the heading “Euro Term Lenders” on Schedule 2.01 to the Credit Agreement.

(d) On the Amendment Effective Date, each Continuing Euro Term Lender shall continue to be a Lender under the Credit Agreement and shall (i) fund Euro Term Loans or (ii) if such Lender has given the Administrative Agent at least two Business Days’ notice that it desires to convert all or a portion of its Original Dollar Term Loans into Euro Term Loans, Convert Original Dollar Term Loans into Euro Term Loans in a principal amount equal to all or such portion of its Original Dollar Term Loans (or in such lesser principal amount as set forth for such Lender on Schedule 2.01 attached hereto), so that the aggregate principal amounts of such funded Euro Term Loans and Converted Euro Term Loans equals the Euro Term Loan Commitment of such Lender. Without limiting the foregoing, each Continuing Euro Term Lender shall have a commitment to fund Euro Term Loans or acquire by Conversion Converted Euro Term Loans in the amounts set forth opposite its name under the heading “Euro Term Lenders” on Schedule 2.01 hereto. For purposes of converting a Continuing Euro Term Lender’s Original Dollar Term Loans into Converted Euro Term Loans, the exchange rate in effect one Business Day prior to the Amendment Effective Date shall apply. Each party hereto acknowledges and agrees that notwithstanding any such Conversion, each such Continuing Euro Term Lender shall be entitled to receive payment on the Amendment Effective date of the unpaid fees and interest accrued to such date with respect to all its Original Dollar Term Loans.

(e) Each New Dollar Term Lender and Euro Term Lender that holds any Original Dollar Term Loans outstanding on the Amendment Effective Date immediately prior to the consummation of the transactions contemplated by this Amendment hereby waives any right to compensation from the Borrower for losses, expenses or liabilities incurred by such Lender to which it may otherwise have been entitled pursuant to Section 2.16 of the Credit Agreement in respect of the transactions contemplated hereby.

(f) The Original Dollar Term Loans of each Continuing Dollar Term Lender and Continuing Euro Term Lender (to the extent not Converted pursuant to this Section) and the Original Dollar Term Loans of each Exiting Lender shall, immediately upon the effectiveness of this Amendment be repaid in full (together with any unpaid fees and interest accrued thereon) with the proceeds of the New Dollar Term Loans, the Euro Term Loans and other funds available to the Borrower (it being understood and agreed that the Borrower shall convert proceeds of Euro Term Loans into U.S. dollars to the extent necessary to provide for such payment in U.S. dollars). The Administrative Agent hereby waives the requirement that the Borrower provide advance notice of such repayment pursuant to Section 2.08(c). The Borrower shall, on the Amendment Effective Date, pay to the Administrative Agent, for the accounts of the Continuing Dollar Term Lenders and Continuing Euro Term Lenders, all interest and fees accrued to the Amendment Effective Date with respect to the Original Dollar Term Loans, whether or not such Original Dollar Term Loans are converted pursuant to this Section.

SECTION 4. Certain Other Agreements. (a) The Lenders party hereto waive, solely in respect of the prepayment of the Original Dollar Term Loans and the making of or conversion of Original Dollar Term Loans into the New Dollar Term Loans and the Euro Term Loans as contemplated hereby, compliance with (i) the requirement set forth in Section 2.11(f) of the Credit Agreement that the Borrower give prior notice of a voluntary prepayment of Loans within the time periods specified therein and (ii) the requirement set forth in Section 2.03 of the Credit Agreement that the Borrower deliver a Borrowing Request within the time periods specified therein.

(b) Each Lender, by delivering its signature page to this Amendment and funding or converting its Loans on the Amendment Effective Date shall be deemed to have acknowledged receipt of, and consented to and approved, each Loan Document and each other document required to be delivered to, or be approved by or satisfactory to, the Administrative Agent or the Lenders on the Amendment Effective Date.

SECTION 5. Representations and Warranties. To induce the other parties hereto to enter into this Amendment, each of Holdings and the Borrower represents and warrants to each other party hereto that, as of the Amendment Effective Date:

(a) This Amendment has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) The representations and warranties of each Loan Party set forth in the Loan Documents are, after giving effect to this Amendment, true and correct in all material respects on and as of the Amendment Effective Date with the same effect as though made on and as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date (in which case such representations and warranties were true and correct in all material respects as of such earlier date).

(c) After giving effect to this Amendment and the transactions contemplated hereby, no Default or Event of Default has occurred and is continuing.

(d) Immediately after the consummation of the transactions contemplated under this Amendment to occur on the Amendment Effective Date, after taking into account all applicable rights of indemnity and contribution, (a) the fair value of the assets of Holdings and the Subsidiaries, taken as a whole, at a fair valuation, will exceed their debts and liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of Holdings and the Subsidiaries, taken as a whole, will be greater than the amount that will be required to pay the probable liability of their debts and other liabilities, subordinated, contingent or otherwise, as such debts and other liabilities become absolute and matured, (c) Holdings and the Subsidiaries, taken as a whole, will be able to pay their debts and liabilities, subordinated, contingent or otherwise, as such debts and liabilities become absolute and matured, and (d) Holdings and the Subsidiaries, taken as a whole, will not have unreasonably small capital with which to conduct the business in which they are engaged as such business is now conducted and is proposed to be conducted following the Amendment Effective Date. For purposes of this Section 5(d), the amount of any contingent liability at any time shall be computed as the amount that, in the light of all of the facts and circumstances existing at such time, represents the amount that could reasonably be expected to become an actual or matured liability.

SECTION 6. Effectiveness. (a) This Amendment shall become effective as of the first date (the “Amendment Effective Date”) on which each of the following conditions shall have been satisfied:

(i) The Borrower shall have delivered to the Administrative Agent a notice of prepayment with respect to the Original Dollar Term Loans on or prior to the Amendment Effective Date prior to the consummation of the transactions contemplated hereby and a Borrowing Request with respect to the New Dollar Term Loans and Euro Term Loans on or prior to one Business Day prior to the Amendment Effective Date;

(ii) The Administrative Agent shall have received duly executed counterparts hereof that, when taken together, bear the signatures of Holdings, the Borrower, each New Dollar Term Lender, each Euro Term Lender, each Revolving Lender, each Issuing Bank, each Swingline Lender and the Administrative Agent;

(iii) The conditions set forth in Section 4.02(a) and (b) of the Credit Agreement shall be satisfied on and as of the Amendment Effective Date, and the Administrative Agent shall have received a certificate of a Responsible Officer of Holdings, dated the Amendment Effective Date, to such effect;

(iv) The Administrative Agent shall have received a written legal opinion of Simpson Thacher & Bartlett LLP, New York counsel to the Loan Parties, and each other foreign counsel of the Loan Parties or the Administrative Agent set forth in Annex A, in each case addressed to the Lenders as of the Amendment Effective Date after giving effect to this Amendment and the Conversion (including the Additional Dollar Term Lenders and the Additional Euro Term Lenders), the Administrative Agent, each Swingline Lender and each Issuing Bank dated the Amendment Effective Date, substantially the same as the opinions delivered in connection with the Credit Agreement, modified, however, (i) to address this Amendment, the Credit Agreement as amended by this Amendment and the other Loan Documents and security interests thereunder as the Administrative Agent may reasonably request and (ii) to reflect changes to such legal opinions resulting from a change in law, change in fact or change to counsels’ form of opinion), which opinions shall be reasonably satisfactory to the Administrative Agent. Each of Holdings and the Borrower hereby requests such counsel to deliver such opinions;

(v) The Administrative Agent shall have received (i) a copy of each Organizational Document of each Loan Party certified, to the extent applicable, as of a recent date by the applicable Governmental Authority, or, if reasonably acceptable to the Administrative Agent, a certification by a Responsible Officer that the applicable Organizational Documents delivered in connection with the initial funding on the Effective Date remain in full force and effect and have not been amended, modified, revoked or rescinded since the Effective Date (ii) signature and incumbency certificates of the Responsible Officers of each Loan Party, substantially in the form of the closing certificates delivered in connection with the Credit Agreement, certifying as to the incumbency and specimen signature of each officer executing this Amendment, the Reaffirmation Agreement, the other Loan Documents and any other documents delivered in connection herewith on behalf of each such Loan Party, (iii) a copy of resolutions of the board of directors and/or similar governing bodies of each Loan Party approving and authorizing the execution, delivery and performance of the Loan Documents to which it is a party, certified as of the Amendment Effective Date by its secretary, an assistant secretary or a Responsible Officer as being in full force and effect without modification or amendment and (iv) a copy of a good standing certificate (to the extent such concept exists) from the applicable Governmental Authority of each Loan Party’s jurisdiction of incorporation, organization or formation;

(vi) The Administrative Agent shall have received a certificate from a Financial Officer certifying as to the solvency of Holdings and the Subsidiaries on a consolidated basis after giving effect to the transactions contemplated in this Amendment;

(vii) The representations and warranties of Holdings and the Borrower set forth in Section 5 hereof shall be true and correct in all material respects as of the Amendment Effective Date (provided that any representation and warranty that is qualified as to “materiality,” shall be true and correct in all respects on the date hereof or on such earlier date, as the case may be), and the Administrative Agent shall have received a certificate, dated the Amendment Effective Date and signed by a Responsible Officer of Holdings, confirming the accuracy thereof, which shall be in form and substance reasonably satisfactory to the Administrative Agent;

(viii) Each Loan Party shall have entered into the Reaffirmation Agreement;

(ix) The Administrative Agent shall have received duly executed counterparts to such guarantees and security agreements or amendments thereof as may be reasonably necessary to satisfy the Collateral and Guarantee Requirement and to ensure that the collateral and guarantee arrangements under the Security Documents apply to and secure the obligations in respect of the New Term Loans;

(x) The Borrower shall have paid in full, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section shall pay in full (i) all of the Original Dollar Term Loans outstanding on the Amendment Effective Date immediately prior to the consummation of the transactions contemplated by this Agreement (but giving effect to any Conversions thereof), (ii) all accrued and unpaid fees and interest with respect to the Original Dollar Term Loans (including any such Term Loans that will be Converted on the Amendment Effective Date), and (iii) to the extent invoiced at least one Business Day prior to the

Amendment Effective Date, any amounts payable to Exiting Lenders pursuant to Section 2.16 of the Credit Agreement;

(xi) The Borrower shall have paid, or substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section shall pay, a dividend in an amount equal to the amount necessary to repay the Seller Note in full (including unpaid interest accrued thereon) to the Seller Note Issuer, and the Seller Note Issuer shall have repaid the Seller Note in full, or arrangements reasonably satisfactory to the Administrative Agent shall be in place for such repayment substantially concurrently with the satisfaction of the other conditions precedent set forth in this Section, such dividend and payment to be funded with the cash proceeds of the Incremental Term Loans, together with cash on hand of the Target Group;

(xii) The Administrative Agent shall have received payment from the Borrower, (A) for the account of each New Dollar Term Lender that executes and delivers a counterpart signature page to this Amendment an upfront fee (the “Dollar Term Loan Amendment Fee”) in an aggregate amount equal to 1.00% of the aggregate principal amount of the New Dollar Term Loans of such New Dollar Term Lender that will be outstanding on the Amendment Effective Date immediately after the effectiveness of this Amendment and (B) for the account of each Euro Term Lender that executes and delivers a counterpart signature page to this Amendment an upfront fee (together with the Dollar Term Loan Amendment Fee, the “Amendment Fees”) in an aggregate amount equal to 1.50% of the aggregate principal amount of the Euro Term Loans of such Euro Term Lender that will be outstanding on the Amendment Effective Date immediately after the effectiveness of this Amendment. The Amendment Fees shall be payable in immediately available funds and, once paid, no portion of such fee will be refundable; and

(xiii) The Company shall have paid all fees and other amounts due and payable pursuant to this Amendment and the Engagement Letter dated as of February 4, 2010, including, to the extent invoiced at least two Business Days prior to the Amendment Effective Date, reimbursement or payment of reasonable and documented out-of-pocket expenses in connection with this Amendment and any other out-of-pocket expenses of the Administrative Agent required to be paid or reimbursed pursuant to the Credit Agreement, including the reasonable and documented fees, charges and disbursements of counsel for the Administrative Agent.

(b) The Administrative Agent shall notify the Borrowers and the Lenders (including the New Dollar Term Lenders and New Euro Term Lenders) of the Amendment Effective Date and such notice shall be conclusive and binding. Notwithstanding the foregoing, this Amendment shall not become effective, and the obligations of the Lenders to make, fund or convert Loans as provided for herein will automatically terminate, if each of the conditions set forth or referred to in this Section 6 has not been satisfied at or prior to 5:00 p.m., New York City time, on February 23, 2010 (it being understood that any such failure of this Amendment to become effective will not affect any rights or obligations of any Person under the existing Credit Agreement).

SECTION 7. Effect of Amendment. (a) Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders or the Agents under the existing Credit Agreement or any other Loan Document, and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the existing Credit Agreement or any other provision of the existing Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other Loan Document in similar or different circumstances.

(b) On and after the Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein”, or words of like import, and each reference to the Credit Agreement in any other Loan Document shall be deemed a reference to the Credit Agreement as amended hereby. Insofar as it provides for the New Term Loans, this Amendment constitutes a Refinancing Amendment contemplated by Section 2.21 of the Credit Agreement. This Amendment shall constitute a “Loan Document” for all purposes of the Credit Agreement and the other Loan Documents.

SECTION 8. GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 9. Costs and Expenses. The Company agrees to reimburse the Administrative Agent for its reasonable and documented out-of-pocket expenses in connection with this Amendment to the extent required pursuant to Section 9.03 of the Credit Agreement.

SECTION 10. Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by facsimile or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 11. Headings. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

[Remainder of page intentionally blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their duly authorized officers, all as of the date and year first above written.

SKYPE GLOBAL S.ÀR.L. (FORMERLY KNOWN AS SPRINGBOARD GROUP S.ÀR.L.),

by
/s/ LAURA SHESGREEN
Name: Laura Shesgreen
Title: Attorney

by
/s/ NORBERT BECKER
Name: Norbert Becker
Title: G.Manager

SPRINGBOARD FINANCE, L.L.C.,

by	Springboard Finance Holdco, L.L.C., as sole Member

by	Springboard Finance S.à.r.l., as sole Member

by
/s/ CHARLES STOOPS
Name: Charles Stoops
Title: A Manager

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Revolving Lender, Swingline Lender and Issuing Bank,

by
/s/ PETER B. THAMER
Name: Peter B. Thamer
Title: Executive Director

BARCLAYS BANK PLC, as Revolving Lender, Swingline Lender and Issuing Bank,

by
/s/ RITAM BHALLA
Name: Ritam Bhalla
Title: Vice President

ROYAL BANK OF CANADA, as Revolving Lender, Swingline Lender and Issuing Bank,

by
/s/ MUSTAFA S. TOPLWALLA
Name: Mustafa S. Toplwalla
Title: Authorized signatory

NEW DOLLAR TERM LENDER SIGNATURE

PAGE TO FIRST AMENDMENT TO THE

SKYPE GLOBAL S.ÀR.L. (FORMERLY

KNOWN AS SPRINGBOARD GROUP S.ÀR.L.)

CREDIT AGREEMENT,

DATED AS OF NOVEMBER 19, 2009

Name of Institution: J.P. Morgan Whitefriars Inc.

by
/s/ VIRGINIA R. CONWAY
Name: Virginia R. Conway
Title: Attorney-in-Fact

Name of Institution: SL Capital Appreciation Fund, LLC.

by
/s/ ROGER WITICH
Name: Roger Witich
Title: Managing Director

Name of Institution: Paypal International Ltd.

by
/s/ JOHN CHRISTENSEN
Name: John Christensen
Title: Senior Director Assistant Treasurer

Name of Institution: Paypal International Ltd.

by
/s/ GEORGE REDENBAUGH
Name: George Redenbaugh
Title: Senior Director Assistant Treasurer

Name of Institution: Royal Mail Pension Plan

by	Beach Point Capital Management LP as Investment Manager
/s/ SCOTT M. KLEIN
Name: Scott M. Klein
Title: Senior Portfolio Manager

Name of Institution: Strichting Depositary Apg Fixed Income Credits Pool

by	APG Asset Management US Inc.
Please see attached sheet
Name: UNFILLED
Title: UNFILLED

Name of Institution: Lincoln S.à.r.l. Societe A Responsabilite Limitee

by	Highbridge Leveraged Loan Partners Master Fund, L.P. as Portfolio Manager

by	Highbridge Capital Management, LLC as Trading Manager
[ILLEGIBLE]
Name: UNFILLED
Title: UNFILLED

Name of Institution: Post Total Return Master Fund, LP

by	Beach Point Capital Management LP
/s/ SCOTT M. KLEIN
Name: Scott M. Klein
Title: Senior Portfolio Manager

Name of Institution: Virginia Retirement System

by	Beach Point Capital Management LP as Investment Manager
/s/ SCOTT M. KLEIN
Name: Scott M. Klein
Title: Senior Portfolio Manager

Name of Institution: Chatham Asset High Yield Master Fund, Ltd.

by	Chatham Asset Management, LLC Investment Advisor
/s/ KEVIN O’MALLEY
Name: Kevin O’Malley
Title: Member

Name of Institution: New Mexico Educational Retirement Board

by	Beach Point Capital Management LP as Investment Manager
/s/ SCOTT M. KLEIN
Name: Scott M. Klein
Title: Senior Portfolio Manager

Name of Institution: Muzinich & Co. (Ireland) Limited for the account of Extrayield $ Loan Fund by
/s/ MICHAEL LUDWIG
Name: Michael Ludwig
Title: Director

Name of Institution: Associated British Foods Pension Scheme

by	Beach Point Capital Management LP as Investment Manager
/s/ SCOTT M. KLEIN
Name: Scott M. Klein
Title: Senior Portfolio Manager

Name of Institution: Beach Point Loan Master Fund, LP

by	Beach Point Capital Management LP as Investment Manager
/s/ SCOTT M. KLEIN
Name: Scott M. Klein
Title: Senior Portfolio Manager

Name of Institution: Institutional Bench Mark Series (Master Feeder) Ltd. Acting solely the respect of the Beach point distress security series

by	Beach Point Capital Management LP as Investment Manager
/s/ SCOTT M. KLEIN
Name: Scott M. Klein
Title: Senior Portfolio Manager

Name of Institution:

by
/s/ VARKKI P. CHACKO
Name: Varkki P. Chacko
Title: Managing Principal Credit Capital Investments LLC On behalf of Teak Hill Master Fund LP

Name of Institution: Venture VII CDO Limited By its investment advisor, MJX Asset Management LLC by
/s/ MICHAEL G. REGAN
Name: Michael G. Regan
Title: Managing Director

Name of Institution: Venture VIII CDO, Limited By its investment advisor, MJX Asset Management LLC by
/s/ MICHAEL G. REGAN
Name: Michael G. Regan
Title: Managing Director

Name of Institution: Muzinich & Co. (Ireland) Limited for the account of Extra yield Global Loan Fund by
/s/ MICHAEL LUDWIG
Name: Michael Ludwig
Title: Director

Name of Institution: Venture V CDO Limited By its Investment advisor, MJX Asset Management LLC by
/s/ MICHAEL G. REGAN
Name: Michael G. Regan
Title: Managing Director

Name of Institution: Venture VI CDO, Limited By its investment advisor, MJX Asset Management LLC by
/s/ MICHAEL G. REGAN
Name: Michael G. Regan
Title: Managing Director

Name of Institution: Venture IX CDO, Limited By its investment advisor, MJX Asset Management LLC.

by
/S/ MICHAEL G. REGAN
Name: Michael G. Regan
Title: Managing Director

Name of Institution: JPMorgan Chase Bank, N.A.

by
/s/ PETER M. THAVER
Name: Peter M. Thaver
Title: Executive Director

Liberty Mutual Insurance Company:

by
/s/ SHEILA FINNERTY
Name: Sheila Finnerty
Title: Vice President

Employers Insurance Company of Wausau:

by
/s/ SHEILA FINNERTY
Name: Sheila Finnerty
Title: Vice President

EURO TERM LENDER SIGNATURE PAGE TO

FIRST AMENDMENT TO THE SKYPE GLOBAL

S.ÀR.L. (FORMERLY KNOWN AS

SPRINGBOARD GROUP S.ÀR.L.) CREDIT

AGREEMENT, DATED AS OF

NOVEMBER 19, 2009

Name of Institution: RFS INVESTMENTS LLC

by
/S/ DAYTONE SVIDER
Name: Daytone Svider
Title: Member

Name of Institution: JPMorgan Chase Bank, N.A.

by
/S/ PETER B. THAMER
Name: Peter B. Thamer
Title: Executive Director

STICHTING DEPOSITARY APG FIXED INCOME CREDITS POOL, as a Lender
By: apg Asset Management US Inc.

By:	/s/ MICHAEL LEIVA
Name:	Michael Leiva
Title:	Portfolio Manager

Schedule 2.01

Dollar Term Lenders

Euro Term Lenders

Annex A to First Amendment

Legal Opinions

Irish Counsel

A&L Goodbody, counsel to the Administrative Agent and the Lenders

Arthur Cox, counsel to the Loan Parties

Luxembourg Counsel

Elvinger, Hoss & Prussen, counsel to the Administrative Agent and the Lenders

Elvinger, Hoss & Prussen, counsel to the Loan Parties

Singapore Counsel

Herbert Smith LLP, counsel to the Administrative Agent and the Lenders

Rajah & Tann LLP, counsel to the Loan Parties

United Kingdom Counsel

Herbert Smith LLP, counsel to the Administrative Agent and the Lenders